EXHIBIT 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2008

DCT INDUSTRIAL TRUST INC.

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe-harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies and prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	the competitive environment in which we operate;

•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	national, international, regional and local economic conditions, including, in particular the recent softening of the U.S. economy;

•	the general level of interest rates and the availability of debt financing, particularly in light of the recent disruption in the credit markets;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$62,393	$60,868	$125,897	$123,997
Institutional capital management and other fees	614	572	1,474	1,318

Total Revenues	63,007	61,440	127,371	125,315

OPERATING EXPENSES:
Rental expenses	7,327	7,243	15,845	14,836
Real estate taxes	8,551	7,974	16,935	16,210
Real estate depreciation and amortization	28,893	27,510	57,148	55,404
General and administrative	5,083	5,677	10,965	9,733

Total Operating Expenses	49,854	48,404	100,893	96,183

Operating Income	13,153	13,036	26,478	29,132
OTHER INCOME AND EXPENSE:
Equity in income (loss) of unconsolidated joint ventures, net	439	(31)	726	43
Interest expense	(11,136)	(15,020)	(25,566)	(31,703)
Interest income and other	567	2,157	1,001	3,139
Income taxes	(360)	(502)	(897)	(962)

Income (Loss) Before Minority Interests	2,663	(360)	1,742	(351)
Minority interests	(431)	102	(220)	187

Income (Loss) From Continuing Operations	2,232	(258)	1,522	(164)
Discontinued operations:
Operating income and other expenses	568	436	1,108	822
Impairment losses on real estate assets held for sale	(1,232)	—	(1,232)	—
Gain on dispositions of properties	16,763	—	17,124	9,561
Minority interest	(2,803)	(78)	(2,972)	(1,513)

Income From Discontinued Operations	13,296	358	14,028	8,870

Income Before Gain on dispositions of real estate interests	15,528	100	15,550	8,706
Gain (loss) on dispositions of real estate interests, net of minority interests	(32)	7,737	330	14,486

Net Income	$15,496	$7,837	$15,880	$23,192

INCOME PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$0.01	$(0.00)	$0.01	$(0.00)
Income From Discontinued Operations	0.08	0.00	0.08	0.05
Gain (loss) on dispositions of real estate interests, net of minority interests	(0.00)	0.05	0.00	0.09

Net Income	$0.09	$0.05	$0.09	$0.14

INCOME PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$0.01	$(0.00)	$0.01	$(0.00)
Income From Discontinued Operations	0.08	0.00	0.08	0.05
Gain (loss) on dispositions of real estate interests, net of minority interests	(0.00)	0.05	(0.00)	0.09

Net Income	$0.09	$0.05	$0.09	$0.14

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	171,429	168,355	169,908	168,355

Diluted	207,654	198,703	207,448	197,711

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	June 30, 2008	December 31, 2007
	(unaudited)
ASSETS
Operating properties	$2,593,077	$2,623,927
Properties under redevelopment	20,661	37,086
Operating properties held for contribution	115,502	120,188
Properties under development	118,592	76,680
Pre-development and land held for development	16,858	25,025

Total Investment in Properties	2,864,690	2,882,906
Less accumulated depreciation and amortization	(359,512)	(310,691)

Net Investment in Properties	2,505,178	2,572,215
Investment in and advances to unconsolidated joint ventures	122,173	102,750

Net Investment in Real Estate	2,627,351	2,674,965
Cash and cash equivalents	23,697	30,481
Notes receivable	20,467	27,398
Deferred loan costs, net	5,793	4,828
Deferred loan costs - financing obligations, net	—	1,345
Straight-line rent and other receivables	27,860	26,879
Other assets, net	9,453	13,096
Assets held for sale	8,912	—

Total Assets	$2,723,533	$2,778,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$38,667	$31,267
Distributions payable	33,245	32,994
Tenant prepaids and security deposits	15,753	13,896
Other liabilities	6,663	8,117
Intangible lease liabilities, net	8,066	9,022
Lines of credit	103,000	82,000
Senior unsecured notes	425,000	425,000
Mortgage notes	615,526	649,568
Financing obligations	—	14,674
Liabilities related to assets held for sale	343	—

Total Liabilities	1,246,263	1,266,538

Minority interests	318,088	349,782
Total Stockholders’ Equity	1,159,182	1,162,672

Total Liabilities and Stockholders’ Equity	$2,723,533	$2,778,992

DCT INDUSTRIAL TRUST INC.

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Shares	$15,496	$7,837	$15,880	$23,192
Adjustments:
Real estate related depreciation and amortization	29,266	28,389	58,409	57,172
Equity in (income) losses of unconsolidated joint ventures, net	(439)	31	(726)	(43)
Equity in FFO of unconsolidated joint ventures	1,517	415	2,984	811
(Gain) on dispositions of real estate interests interest	(16,723)	(9,132)	(17,530)	(26,578)
Gain (loss) on sale of nondepreciated real estate	(39)	9,014	207	12,725
Minority interest in the operating partnership’s share of the above adjustments	(2,367)	(4,397)	(7,951)	(6,602)

FFO attributable to common shares, basic	26,711	32,157	51,273	60,677
FFO attributable to dilutive OP units	5,634	5,774	11,305	10,571

FFO attributable to common shares, diluted	$32,345	$37,931	$62,578	$71,248

FFO per common share, basic	$0.16	$0.19	$0.30	$0.36
FFO per common share, diluted	$0.16	$0.19	$0.30	$0.36
Weighted average shares outstanding, basic	171,429	168,355	169,908	168,355
Weighted average shares outstanding, diluted	207,654	198,703	207,448	197,711
Dividends declared per common share	$0.16	$0.16	$0.32	$0.32
Dividend payout ratio - FFO	100%	84%	106%	89%

DCT INDUSTRIAL TRUST INC.

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$62,393	$60,868	$125,897	$123,997
Rental expenses and real estate taxes (2)	15,878	15,217	32,780	31,046

Net Operating Income (3)	$46,515	$45,651	$93,117	$92,951

Square feet as of the period end	52,992	52,466	52,992	52,466
Average occupancy	92.4%	93.0%	92.9%	92.9%
Occupancy as of period end	91.8%	92.8%	91.8%	92.8%
Same Store Operating Data: (1)
Rental revenues	$57,351	$56,453	$114,069	$111,852
Revenue from lease terminations	(186)	(7)	(314)	(7)
Rental expenses and real estate taxes	(14,590)	(13,984)	(30,039)	(27,731)

Net Operating Income	42,575	42,462	83,716	84,114

Less straight-line rents	(640)	(910)	(1,344)	(2,091)
Add back amortization of above/(below) market rents	338	192	446	833

Cash Net Operating Income	$42,273	$41,744	$82,818	$82,856

Net Operating Income growth	0.3%	—	(0.5%)	—
Cash Net Operating Income growth	1.3%	—	(0.0%)	—
Square feet in same store population	48,706	48,706	47,919	47,919
Average occupancy	92.8%	92.9%	93.0%	93.1%
Occupancy as of period end	92.3%	93.1%	92.1%	93.0%
Dividends declared per common share	$0.16	$0.16	$0.32	$0.32
Supplemental consolidated cash flow and other information:
Straight-line rents (4)	$951	$1,222	$2,092	$2,777
Straight-line rent receivable (balance sheet) (4)	$18,579	$14,735	$18,579	$14,735
Net amortization of above/(below) market rents (4)	$302	$132	$322	$673
Capitalized interest	$1,865	$1,669	$3,919	$3,222
Stock-based compensation amortization expense	$852	$598	$1,595	$1,092
Revenue from lease terminations (4)	$186	$7	$314	$7
Consolidated Capital Expenditures (4):
Development and expansions	23,649	6,552	31,494	10,006
Building and land improvements	673	1,849	1,636	3,278
Tenant improvements and leasing costs	6,126	5,495	10,627	8,578

Total capital expenditures	$30,448	$13,896	$43,757	$21,862

(1)	Excludes discontinued operations.

(2)	Includes approximately $0.2 million, $0.6 million, $0.8 million and $0.7 million of bad debt expense, respectively.

(3)	See definitions for reconciliation of Net Operating Income to Net Income.

(4)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF JUNE 30, 2008

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties: (3)
Atlanta	55	100.0%	6,789	12.8%	86.0%	$21,413	11.0%
Baltimore/Washington D.C.	12	100.0%	1,446	2.7%	93.8%	7,058	3.6%
Central Pennsylvania	8	100.0%	1,453	2.7%	91.7%	5,310	2.7%
Charlotte	10	100.0%	1,006	1.9%	85.1%	2,768	1.4%
Chicago	14	100.0%	3,068	5.8%	85.0%	10,338	5.3%
Cincinnati	35	100.0%	3,739	7.1%	81.6%	11,228	5.8%
Columbus	14	100.0%	4,301	8.1%	98.0%	12,781	6.6%
Dallas	47	100.0%	4,451	8.4%	94.0%	16,207	8.3%
Denver	1	100.0%	160	0.3%	100.0%	932	0.5%
Houston	40	100.0%	2,911	5.5%	91.7%	13,329	6.9%
Indianapolis	8	100.0%	3,103	5.9%	99.9%	9,488	4.9%
Kansas City	1	100.0%	225	0.4%	88.9%	877	0.5%
Louisville	4	100.0%	1,330	2.5%	100.0%	4,396	2.3%
Memphis	10	100.0%	4,333	8.2%	96.3%	10,927	5.6%
Mexico	10	100.0%	917	1.7%	92.5%	4,288	2.2%
Miami	6	100.0%	727	1.4%	72.9%	4,776	2.5%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,671	0.9%
Nashville	4	100.0%	2,256	4.3%	90.0%	6,427	3.3%
New Jersey	9	100.0%	1,052	2.0%	88.1%	5,325	2.7%
Northern California	26	100.0%	2,601	4.9%	97.2%	14,666	7.6%
Orlando	12	100.0%	1,064	2.0%	94.0%	5,170	2.7%
Phoenix	14	100.0%	1,632	3.1%	97.8%	7,001	3.6%
Salt Lake City	1	100.0%	213	0.4%	100.0%	972	0.5%
San Antonio	15	100.0%	1,349	2.5%	87.7%	4,336	2.2%
Seattle	7	100.0%	1,115	2.1%	100.0%	5,600	2.9%
Southern California	12	100.0%	1,395	2.6%	88.6%	6,849	3.5%

Total/Weighted Average - Operating Properties	378	100.0%	52,992	100.0%	91.8%	194,133	100.0%
Consolidated Properties Held for Sale:
Northern California	3	100.0%	99	100.0%	86.0%	N/A	N/A
Consolidated Redevelopment Properties:
Chicago	1	100.0%	69	26.8%	0.0%	N/A	N/A
Dallas	1	100.0%	50	19.5%	0.0%	N/A	N/A
New Jersey	1	100.0%	138	53.7%	28.9%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	3	100.0%	257	100.0%	15.6%	156	N/A
Consolidated Development Properties:
Atlanta	1	100.0%	557	16.6%	0.0%	N/A	N/A
Baltimore/Washington D.C.	4	95.0%	288	8.6%	0.0%	N/A	N/A
Chicago	1	95.0%	175	5.3%	77.0%	N/A	N/A
Cincinnati	2	100.0%	840	25.2%	0.0%	N/A	N/A
Memphis	1	100.0%	885	26.5%	46.7%	N/A	N/A
Mexico	1	100.0%	262	7.9%	0.0%	N/A	N/A
Orlando	4	96.9%	329	9.9%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	14	99.1%	3,336	100.0%	15.3%	1,684	N/A

Total/Weighted Average - Consolidated Properties	398	100.0%	56,684	N/A	87.0%	$195,973	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

PROPERTY OVERVIEW AS OF JUNE 30, 2008 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (4)	2	50.0%	463	100.0%	100.0%	$1,647	100.0%
Operating Properties in Funds:
Atlanta	2	18.2%	703	5.6%	100.0%	1,957	4.3%
Central Pennsylvania	4	10.9%	836	6.7%	100.0%	3,673	8.1%
Charlotte	1	10.0%	472	3.7%	100.0%	1,415	3.1%
Chicago	4	19.4%	1,525	12.1%	100.0%	5,870	12.9%
Cincinnati	5	13.1%	1,847	14.8%	100.0%	6,037	13.3%
Columbus	2	3.4%	451	3.6%	90.4%	1,608	3.5%
Dallas	4	16.3%	1,726	13.8%	100.0%	5,731	12.6%
Denver	5	20.0%	773	6.1%	97.7%	3,301	7.3%
Indianapolis	1	10.0%	475	3.8%	100.0%	1,488	3.3%
Kansas City	1	10.0%	180	1.4%	100.0%	728	1.6%
Memphis	1	20.0%	1,039	8.3%	100.0%	2,857	6.3%
Minneapolis	2	1.0%	340	2.7%	100.0%	1,550	3.4%
Nashville	2	20.0%	1,020	8.1%	100.0%	3,735	8.2%
New Jersey	1	20.0%	87	0.7%	100.0%	630	1.4%
Northern California	1	10.0%	396	3.2%	100.0%	1,711	3.8%
Orlando	2	20.0%	696	5.5%	100.0%	3,045	6.7%

Total/Weighted Average - Fund Operating Properties	38	15.4%	12,566	100.0%	99.5%	45,336	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	11	62.4%	4,895	N/A	5.7%	1,153	N/A

Total/Weighted Average - Unconsolidated Properties	51	29.1%	17,924	N/A	73.9%	$48,135	N/A

Operating Properties Asset Managed Only:

Total/Weighted Average - Asset Managed Only Properties	3	0.0%	1,125	100.0%	100.0%	$4,156	100.0%

Summary:
Total/Weighted Average - Consolidated/Unconsolidated Operating Properties	418	N/A	66,021	87.2%	93.3%	$241,116	N/A
Total/Weighted Average - Held for Sale Properties	3	N/A	99	0.1%	86.0%	—	N/A
Total/Weighted Average - Consolidated Redevelopment Properties	3	N/A	257	0.3%	15.6%	156	N/A
Total/Weighted Average - Consolidated/Unconsolidated Development Properties	25	N/A	8,231	10.9%	10.1%	2,837	N/A
Total/Weighted Average - Asset Managed Only Properties	3	N/A	1,125	1.5%	100.0%	4,156	N/A

Total/Weighted Average - All Properties	452	N/A	75,733	100.0%	84.1%	$248,265	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.

(2)	Excludes contractual rent increases.

(3)	Includes 17 buildings held for contribution comprising 2.4 million square feet that were 84.0% occupied at June 30, 2008.

(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture's available cash flows.

DCT INDUSTRIAL TRUST INC.

PROPERTY SEGMENT SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
		(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties: (1)
Atlanta	31	5,751	88.0%	13	677	73.5%	11	361	78.1%	55	6,789	86.0%
Baltimore/Washington D.C.	12	1,446	93.8%	—	—	—	—	—	—	12	1,446	93.8%
Central Pennsylvania	8	1,453	91.7%	—	—	—	—	—	—	8	1,453	91.7%
Charlotte	5	715	79.0%	5	291	100.0%	—	—	—	10	1,006	85.1%
Chicago	12	2,636	83.3%	2	432	95.6%	—	—	—	14	3,068	85.0%
Cincinnati	14	2,906	79.8%	20	767	91.9%	1	66	44.1%	35	3,739	81.6%
Columbus	12	4,227	98.2%	2	74	90.2%	—	—	—	14	4,301	98.0%
Dallas	24	3,367	97.6%	7	423	82.9%	16	661	82.4%	47	4,451	94.0%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	14	1,878	92.5%	14	706	92.0%	12	327	86.7%	40	2,911	91.7%
Indianapolis	8	3,103	99.9%	—	—	—	—	—	—	8	3,103	99.9%
Kansas City	1	225	88.9%	—	—	—	—	—	—	1	225	88.9%
Louisville	4	1,330	100.0%	—	—	—	—	—	—	4	1,330	100.0%
Memphis	10	4,333	96.3%	—	—	—	—	—	—	10	4,333	96.3%
Mexico	5	483	85.7%	5	434	100.0%	—	—	—	10	917	92.5%
Miami	3	521	66.0%	2	157	100.0%	1	49	60.0%	6	727	72.9%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	4	2,256	90.0%	—	—	—	—	—	—	4	2,256	90.0%
New Jersey	7	938	93.4%	2	114	45.3%	—	—	—	9	1,052	88.1%
Northern California	8	1,714	98.9%	18	887	93.8%	—	—	—	26	2,601	97.2%
Orlando	2	367	93.9%	10	697	94.0%	—	—	—	12	1,064	94.0%
Phoenix	8	1,492	100.0%	6	140	73.9%	—	—	—	14	1,632	97.8%
Salt Lake City	1	213	100.0%	—	—	—	—	—	—	1	213	100.0%
San Antonio	11	1,097	85.7%	4	252	96.0%	—	—	—	15	1,349	87.7%
Seattle	7	1,115	100.0%	—	—	—	—	—	—	7	1,115	100.0%
Southern California	8	1,132	86.1%	3	242	100.0%	1	21	86.8%	12	1,395	88.6%

Total/Weighted Average - Operating Properties	222	45,137	92.3%	114	6,370	90.5%	42	1,485	79.9%	378	52,992	91.8%
Consolidated Redevelopment Properties	1	138	28.9%	2	119	0.0%	—	—	—	3	257	15.6%
Consolidated Development Properties	12	3,210	17.1%	2	126	0.0%	—	—	—	14	3,336	16.4%
Consolidated Properties Held for Sale	1	41	100.0%	2	58	76.1%	—	—	—	3	99	86.0%

Total/Weighted Average - Consolidated Properties	236	48,526	87.2%	120	6,673	87.1%	42	1,485	79.9%	398	56,684	87.0%
Unconsolidated Properties:
Fund Operating Properties	38	12,566	99.5%	—	—	—	—	—	—	38	12,566	99.5%
Operating Properties (SCLA)	2	463	100.0%	—	—	—	—	—	—	2	463	100.0%
Development Properties	9	4,671	5.4%	2	224	14	—	—	—	11	4,895	5.7%
Asset Managed Properties	3	1,125	100.0%	—	—	—	—	—	—	3	1,125	100.0%

Total/Weighted Average - All Properties	288	67,351	84.1%	122	6,897	84.7%	42	1,485	79.9%	452	75,733	84.1%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties			$205,110			$32,863			$8,908			$246,881

(1)	Includes 17 buildings held for contribution comprising 2.4 million square feet that were 84.0% occupied at June 30, 2008.

DCT INDUSTRIAL TRUST INC.

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q2 2008
Bulk Distribution	32	2,222	5.7%	13.2%	33.3	$2,247	$1.01
Light Industrial	22	259	4.3%	9.2%	39.8	568	2.20
Service Center	9	62	-0.6%	11.2%	47.7	189	3.03

Total/Weighted Average	63	2,543	5.4%	12.7%	34.3	$3,004	$1.18

Weighted Average Retention	74.4%

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
YEAR TO DATE 2008
Bulk Distribution	65	3,798	4.0%	11.9%	43.7	$4,931	$1.30
Light Industrial	40	489	5.1%	12.5%	39.0	961	1.96
Service Center	18	116	-1.2%	11.0%	44.7	475	4.09

Total/Weighted Average	123	4,403	4.0%	12.0%	43.2	$6,367	$1.45

Weighted Average Retention	73.3%

Lease Expirations For Consolidated Operating Properties (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2008 (4)	5,577	$20,760	10.2%
2009	8,943	36,115	17.7%
2010	10,391	41,974	20.6%
2011	6,887	27,119	13.3%
2012	4,837	23,762	11.6%
Thereafter	12,000	54,264	26.6%

Total leased	48,635	$203,994	100.0%

Available	4,357

Total consolidated operating properties	52,992

(1)	Does not include month-to-month leases, unless otherwise noted.

(2)	Assumes no exercise of lease renewal options.

(3)	Includes contractual rent increases.

(4)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

ACQUISITION AND DISPOSITION SUMMARY FOR THE SIX MONTHS ENDED JUNE 30, 2008

Property/Portfolio			Market	Number of Buildings	Square Feet
					(in thousands)
Consolidated Acquisitions
2008
Development Properties Acquired Under Forward Commitment
March	DCT Monterrey 2 - Escobedo Center		Monterrey, Mexico	1	183
March	DCT Monterrey 3 - Escobedo		Monterrey, Mexico	1	102
March	DCT Monterrey 4 - A.D.N.		Monterrey, Mexico	1	262

	Total acquisitions			3	547

Total Acquisition Price - $20.7 million
Consolidated Dispositions
Q1 2008
March	6419 South 228th Street		Seattle	1	84

	Total			1	84

Q2 2008
May	4050 Corporate Drive		Dallas	1	441
May	4055 Corporate Drive		Dallas	1	202
June	Pinnacle C		Dallas	1	480
June	30955 Huntwood Avenue		Northern California	1	62

	Total			4	1,185

Total Sales Price - $77.2 million
Acquisitions Into Institutional Capital Management Funds
Q1 2008		Fund
February	Cypress Park East V	JP Morgan	Orlando	1	340

	Total acquisitions			1	340

DCT INDUSTRIAL TRUST INC.

DEVELOPMENT OVERVIEW AS OF JUNE 30, 2008

(dollar amounts in millions)

			Historical Cost				Projected Investment			Projected Stabilization by Year ($)
	Square Feet	Acres	Consolidated	Unconsolidated		Total	Consolidated	Unconsolidated	Total	2008	2009
	(in thousands)
Under Development:
Shell Complete	3,918	n/a	$72.5	$81.9	(1)	$154.4	$82.4	$96.6	$179.0	$21.4	$157.6
Under Construction	4,313	n/a	46.1	89.8	(1)	135.9	81.2	132.4	213.6	29.5	119.9

Total Under Development	8,231	n/a	$118.6	$171.7		$290.3	$163.6	$229.0	$392.6	$50.9	$277.5

Forward Commitment and Build-to-Suit (2)	696	n/a	N/A

Pre-Development (3) (4)	1,652	n/a	$10.1

Redevelopment (5)	257	n/a	$20.6

Properties Held For Contribution (6)	2,420	n/a	$115.5

Land
Owned (4) (7)	5,631	321.0	$6.8
DCT/IDI Buford LLC	603	47.0	—
Under Control (4) (8)	—	3,995.0	—

Total	6,234	4,363.0	$6.8

Grand Total	19,490	4,363.0	271.6

(1) Weighted average ownership of the historical cost for unconsolidated shell complete buildings and unconsolidated buildings under construction is approximately 88% and 66%, respectively.

(2) Includes five buildings and one expansion project with Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $30 million and $35 million.

(3) Includes Dulles Summit Phase II (Baltimore/Washington DC), ADC North Phase II (Orlando), DCT Port Union Phase II, and a portion of Phase IA of SCLA (Southern California). SCLA is unconsolidated.

(4) Summary of SCLA:

	Square Feet	Acres	Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Shell Complete and Under Construction	1,520	75	$64
Pre-Development	445	22
Land Held (Square Feet based on 40% coverage)	4,169	238

Total	6,134	335

Additional Phases (Under Control)		3,995

Total SCLA		4,330

(5) Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
3575 Stern Avenue	Chicago	69
1101 Great Southwest	Dallas	50
2301 Cottontail Lane	New Jersey	138

Total		257

Total Projected Investment in these assets is expected to be between $20 million and $25 million

(6)	Includes buildings in Atlanta, Charlotte, Columbus, Kansas City, San Antonio, Southern California and Mexico.

(7)	Includes future phases of Dulles Summit (Baltimore/Washington DC), Mohawk (Columbus), and a portion of Phase IA of SCLA (Southern California). The SCLA land is unconsolidated.

(8)	Excludes any square feet associated with future phases at SCLA (see note 4).

DCT INDUSTRIAL TRUST INC.

CONSTRUCTION SUMMARY AS OF JUNE 30, 2008

Project	Market	Square Feet	Projected Investment	Start Date	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
		(in thousands)
Stabilized 2008 Projects
Escobedo	Mexico (Monterrey)	183		2008	2008	C
Escobedo Center	Mexico (Monterrey)	102		2008	2008	C

Total/Weighted Average		285	$12.4

Development Projects
Shell Complete
South Creek IV	Atlanta	557	$20.7	2005	2009	C
Veterans 2	Chicago	175	10.1	2006	2008	C
Deltapoint	Memphis	885	30.1	2005	2009	C
Nexxus (ADN building)	Mexico (Monterrey)	262	11.3	2007	2008	C
Logistics Way	Nashville	570	22.5	2006	2009	U
Airport Dist Center (2 buildings)	Orlando	126	10.2	2007	2009	C
Sycamore Canyon A	Southern California	459	24.9	2006	2009	U

Total/Weighted Average		3,034	$129.8

Under Construction
Dulles Industrial Phase I (4 buildings)	Baltimore/ Washington	288	$31.2	2007	2010	C
DCT Port Union (2 buildings)	Cincinnati	840	33.5	2007	2009	C
ADC North I (2 buildings)	Orlando	203	16.5	2008	2009	C
Sycamore Canyon B	Southern California	413	29.5	2007	2008	U

Total/Weighted Average		1,744	$110.7

SCLA
Shell Complete (Buildings 15A, 15B & 13A)	Southern California	520		2007	2009/2010	U
Under Construction (Building 1)	Southern California	1,000		2008	2010	U

Total SCLA		1,520	$64.2

IDI/DCT, LLC
Chicago - Shell Complete	Chicago	364		2007	2009/2010	U
Under Construction (3 buildings)	Nashville, Northern California, Savannah	1,569		2007	2009	U

		1,933	$87.9

Grand Total/Weighted Average		8,231	$392.6

Projected Yield - Development			7.7%

Leased as of July 31, 2008			17.8%

Weighted Average DCT % Ownership as of June 30, 2008			86.3%

DCT INDUSTRIAL TRUST INC.

INDEBTEDNESS

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 6/30/2008
Senior Unsecured Notes:
2011 Notes, fixed rate	5.53%	5.24%	April 2011	$50,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2010 Notes, fixed rate (1)	3.95%	4.73%	June 2010	100,000

				425,000

Mortgage Notes:
Fixed Rate Secured Debt	5.40%	5.12%	Jul 2008 - Aug 2025	585,631
Variable Rate Secured Debt	3.65%	3.65%	October 2011	25,237
Premiums, Net of Amortization				4,658

				615,526

Total Senior Unsecured Notes and Mortgage Notes				1,040,526
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	3.27%	3.27%	December 2010	103,000

Total Carrying Value of Debt				$1,143,526

Fixed Rate Debt	5.42%	5.38%		89%
Variable Rate Debt	3.34%	3.34%		11%
Weighted Average Interest Rate	5.18%	5.15%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$30,270
Development Joint Ventures				91,927

				$122,197

Scheduled Principal Payments of Debt as of June 30, 2008 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes	Unsecured Credit Facility	Total
Remainder of 2008	$—		$40,128	$—	$40,128
2009	—		7,924	—	7,924
2010	100,000	(1)	58,512	103,000	261,512
2011	50,000		230,237	—	280,237
2012	—		169,846	—	169,846
2013	175,000		41,118	—	216,118
2014	50,000		3,443	—	53,443
2015	—		44,880	—	44,880
2016	50,000		2,006	—	52,006
2017	—		2,183	—	2,183
Thereafter	—		10,591	—	10,591

Total	$425,000		$610,868	$103,000	$1,138,868

(1)

During the second quarter, DCT Industrial Trust closed a two-year $300 million senior unsecured term loan that can be extended for one year at the Company’s option. The first $100 million was drawn on June 9, 2008 and used to repay maturing unsecured notes. The remaining $200 million can be funded anytime up to December 31, 2008, at DCT’s discretion. DCT Industrial Trust has entered into a swap to fix LIBOR on the initial funding for two years. The loan currently bears interest at LIBOR plus 150 basis points, based on the Company’s current leverage, bringing the effective rate to 4.73% per annum.

(2)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT's election, prime. The interest rate on the senior unsecured revolving credit facility was 3.27% as of June 30, 2008. After giving effect to outstanding letters of credit, we have $171.8 million available on our unsecured revolving credit facility, which has a $300 million total capacity.

(3)	Based on ownership as of June 30, 2008.

DCT INDUSTRIAL TRUST INC.

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of June 30, 2008

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	172,136	$8.28	$1,425,286
Operating partnership units outstanding (2)	35,453	$8.28	293,551

Total Equity Market Capitalization			1,718,837

Consolidated debt			1,143,526
Pro rata share of debt related to unconsolidated joint ventures			122,197

Total Debt			1,265,723

Total Market Capitalization			$2,984,560

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			42.4%

Fixed Charge Coverage

	Three Months Ended June 30,			Six Months Ended June 30,
	2008		2007	2008	2007
Net income	$15,496		$7,837	$15,880	$23,192
Interest expense (3) (4)	11,245		15,204	25,819	32,084
Pro rata share of interest expense from unconsolidated JVs	1,510		957	2,841	1,783
Real estate related depreciation and amortization (3)	29,266		28,389	58,409	57,172
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	1,163		446	2,378	771
Income taxes (3)	365		533	914	1,004
Stock-based compensation amortization expense	852		598	1,595	1,092
Minority interests (3)	3,227		1,371	3,269	3,857
Non-FFO (gains) on dispositions of real estate interests, net	(16,762)		(118)	(17,323)	(13,853)

Adjusted EBITDA	$46,362		$55,217	$93,782	$107,102

Calculation of Fixed Charges
Interest expense excluding financing obligation (3) (4)	$11,245		$13,868	$25,767	$28,881
Interest expense related to financing obligation (2)	—		1,336	52	3,203
Capitalized interest	1,865		1,669	3,919	3,222
Amortization of loan costs and debt premium/discount	98		14	218	71
Amortization of financing obligations	—		(161)	(4)	(356)
Pro rata share of interest expense from unconsolidated JVs	1,510		957	2,841	1,783

Total Fixed Charges	$14,718		$17,683	$32,793	$36,804

Fixed Charge Coverage	3.2	(4)	3.1	2.9 (4)	2.9

Fixed Charge Coverage, Excluding Financing Obligations	3.2		3.3	2.9	3.2

(1)	Excludes Long-Term Incentive Plan Units, Restricted Stock, and Phantom Shares of 1,259,802 units.

(2)

As of June 30, 2008, we had no financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests. In satisfaction of the financing obligation as of December 31, 2007, we issued approximately 1.6 million OP units during January 2008.

The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

(4)

Interest expense for the quarter ended June 30, 2008 includes $1.4 million of income related to forward-starting interest rate swaps, which nets out the $1.4 million expense incurred during the quarter ended March 31, 2008. Excluding this item, the fixed charge coverage would have been 3.0 for the quarter ended June 30, 2008.

DCT INDUSTRIAL TRUST INC.

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Six Months Ended June 30, 2008
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	JP Morgan Venture
Revenues:
Rental revenues	$5,527	$7,553	$3,216	$11,504
Other income	6	6	1	18

Total revenues	5,533	7,559	3,217	11,522

Expenses:
Real estate taxes	672	868	475	1,313
Rental expenses	439	583	343	786
Depreciation and amortization	2,487	3,556	1,726	5,590
General and Administrative	359	35	51	416

Total expenses	3,957	5,042	2,595	8,105
Interest expense	(2,721)	(2,980)	(1,413)	—

Net Income (Loss)	$(1,145)	$(463)	$(791)	$3,417

Rental revenues	$5,527	$7,553	$3,216	$11,504
Rental expenses and real estate taxes	1,111	1,451	818	2,099

Net Operating Income	$4,416	$6,102	$2,398	$9,405

DCT Industrial Ownership %	20.0%	4.9%	12.5%	20.0%

CONSOLIDATED BALANCE SHEETS

	As of June 30, 2008
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	JP Morgan Venture
Total Investment in properties	$124,817	$202,254	$68,567	$285,193
Accumulated depreciation and amortization	(11,568)	(12,636)	(4,512)	(8,196)

Net Investment in properties	113,249	189,618	64,055	276,997
Cash and cash equivalents	378	1,169	491	1,608
Other Assets	2,417	2,477	828	1,174

Total Assets	$116,044	$193,264	$65,374	$279,779

Secured debt	$95,500 (1)	$129,282 (2)	$45,140	$—
Other Liabilities	2,219	4,122	1,311	5,120

Total Liabilities	97,719	133,404	46,451	5,120
Partners’ Capital	18,325	59,860	18,923	274,659

Total Liabilities and Partners’ Capital	$116,044	$193,264	$65,374	$279,779

Data by Fund: (3)	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	100.0%
TRT-DCT JV I (4)	13	3,541	98.8%
TRT-DCT JV II	5	1,422	100.0%
JP Morgan Venture	14	4,956	99.6%

Total	38	12,566	99.5%

(1)	Debt requires interest only payments until 2012 and has a stated interest rate of 5.6%.

(2)

$85 million debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million debt, which is guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%.

(3)	See acquisitions page for detail of properties contributed into the funds for the six months ended June 30, 2008.

(4)	During the three months ended June 20, 2008, TRT upreited 3 properties into the fund.

DCT INDUSTRIAL TRUST INC.

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Capital Expenditures Identified Upon Acquisition	Costs that were identified during the acquisition-related due diligence activity to renovate, rehabilitate and reposition real estate assets to market standards.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. We include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data		Same Store Operating Data		Consolidated Operating Data		Same Store Operating Data
	Three Months Ended June 30,		Three Months Ended June 30,		Six Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007	2008	2007	2008	2007
Reconciliation of NOI to Net Income:
Net Operating Income	$46,515	$45,651	$42,575	$42,462	$93,117	$92,951	$83,716	$84,114
Net operating income - non-same store properties	N/A	N/A	3,754	3,189	N/A	N/A	9,087	8,837
Revenue from lease terminations	N/A	N/A	186	—	N/A	N/A	314	—
Other operating income (expense)	(33,362)	(32,615)	(33,362)	(32,615)	(66,639)	(63,819)	(66,639)	(63,819)
Other income and expenses	(10,490)	(13,396)	(10,490)	(13,396)	(24,736)	(29,483)	(24,736)	(29,483)
Minority interest	(431)	102	(431)	102	(220)	187	(220)	187
Discontinued operations	13,296	358	13,296	358	14,028	8,870	14,028	8,870
Gain on dispositions of real estate interests, net of minority interests	(32)	7,737	(32)	7,737	330	14,486	330	14,486

Net income	$15,496	$7,837	$15,496	$7,837	$15,880	$23,192	$15,880	$23,192

DCT INDUSTRIAL TRUST INC.

Definitions

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets - accumulated depreciation and amortization).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.